UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2009

FIRST ADVANTAGE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-31666	61-1437565
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12395 First American Way Poway, CA		92064
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number) (727) 214-3411

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.	Termination of Material Definitive Agreement.

At 7:00 a.m., Eastern time, on November 18, 2009 (the “Effective Time”), The First American Corporation (“First American”) caused Algonquin Corp. (“Merger Sub”), its wholly-owned subsidiary and holder of in excess of 90% of the outstanding shares of Class A common stock of First Advantage Corporation (“First Advantage”), to merge with and into First Advantage, with First Advantage continuing as the surviving corporation (the “Merger”). The Merger was effected under Section 253 of the Delaware General Corporation Law, without approval of the Board of Directors of First Advantage (the “Board”) or its stockholders, other than Merger Sub. In connection with the Merger, effective November 18, 2009, First Advantage terminated its Credit Agreement, among First Advantage as the Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, LaSalle Bank National Association, as Syndication Agent, Wachovia Bank, National Association and Suntrust Bank, as Co-Documentation Agents and the other lender parties thereto, and the related Pledge Agreement, Security Agreement, and Subsidiary Guaranty Agreement, each dated September 28, 2005.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, the shares of First Advantage Class A common stock (the “Class A Shares”) were withdrawn from listing on The NASDAQ Global Select Market prior to the opening of trading on November 18, 2009. In addition, the NASDAQ Stock Market, LLC has filed with the Securities and Exchange Commission a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, to delist and deregister the Class A Shares.

Item 3.03.	Material Modification to Rights of Security Holders.

Pursuant to the Certificate of Ownership and Merger filed with the Secretary of State of the State of Delaware (the “Certificate of Ownership”), which is filed as Exhibit 3.1 to this report and incorporated by reference herein, at the Effective Time, First Advantage’s certificate of incorporation was replaced by the Amended and Restated Certificate of Incorporation of First Advantage, which is filed as Exhibit 3.2 to this report and incorporated by reference herein. Pursuant to the Certificate of Ownership, at the Effective Time, First Advantage’s bylaws were replaced by Merger Sub’s bylaws as in effect immediately prior to the Merger. First Advantage’s amended and restated bylaws are filed as Exhibit 3.3 to this report, and incorporated by reference herein. The changes to First Advantage’s certificate of incorporation and bylaws relate primarily to changes consistent with First Advantage becoming a wholly-owned subsidiary of First American.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws.

The information set forth under Item 3.03 hereto is hereby incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Ownership and Merger, filed with the Secretary of State of the State of Delaware on November 17, 2009.

3.2	Amended and Restated Certificate of Incorporation of First Advantage Corporation.

3.3	Amended and Restated Bylaws of First Advantage Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST ADVANTAGE CORPORATION

Dated: November 19, 2009	By:	/s/ John Lamson
	Name:	John Lamson
	Title:	Executive Vice President and Chief Financial Officer